UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☐ Filed by the Party other than the Registrant ☒

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☐	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under § 240.14a-12

VERSUM MATERIALS, INC.
(Name of Registrant as Specified In Its Charter)

MERCK KGAA
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Merck KGaA, Darmstadt, Germany first used the following communications on May 1, 2019.

Customer Email:

Combination with Versum Materials

Dear (Name),

On April 12, Merck KGaA, Darmstadt, Germany signed a definitive agreement to acquire Versum Materials. Our combined businesses will create a complementary portfolio of materials, equipment and services for the semiconductors industry, enabling us to better address your needs. With this transaction, we expect to significantly strengthen our business becoming a leading semiconductor materials company in the world.

We received lots of positive feedback and reactions regarding this expected acquisition. We are now optimally positioned to capitalize on long-term growth trends in the electronic materials industry, creating compelling value and long-term benefits for all of our stakeholders, especially our customers. Our combined business will lead to increased scale, product, and services depth globally. Our collective R&D expertise will further drive and accelerate leading-edge innovation and product diversification to advance your technology needs. In addition, we will jointly strengthen our global supply chain along with supply quality and reliability to serve you better.

The transaction is expected to close in the second half of 2019, subject to regulatory clearances and other customary closing conditions. We have begun integration planning in parallel as we wait for these clearances. Until closing, we will operate as separate entities. Nothing changes til then, it is business as usual for us and we remain committed to delivering innovative high-tech materials and solutions.

A big Thank You for your strong support and partnership and we look forward to growing together. The future looks promising and we strongly believe that joining forces with Versum opens the door for great opportunities leading to a brighter future for us. We ask for your continued trust and confidence during this integration phase, our focus is on fulfilling your business needs and expectations. We will keep you posted on further developments.

If you have any additional questions, please do not hesitate to contact us.

Thank you!

Anand Nambiar

Head – Semiconductor Solutions

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain forward-looking statements based on current assumptions and forecasts made by Merck KGaA, Darmstadt, Germany, management. Various known and unknown risks, uncertainties and other factors could lead to material differences between the actual future results, financial situation, development or performance of the company and the estimates given here. These factors include the following: Merck KGaA, Darmstadt, Germany’s ability to successfully complete the proposed acquisition of Versum Materials, Inc. (“Versum”) or realize the anticipated benefits of the proposed transaction in the expected time-frames or at all; Merck KGaA, Darmstadt, Germany’s ability to successfully integrate Versum’s operations into those of Merck KGaA, Darmstadt, Germany; such integration may be more difficult, time-consuming or costly than expected; the failure to obtain Versum’s stockholders’ approval of the proposed transaction; the failure of any of the conditions to the proposed transaction to be satisfied; revenues following the proposed transaction may be lower than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the proposed transaction; the retention of certain key employees at Versum; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; the outcome of any legal proceedings related to the proposed transaction; the impact of the proposed transaction on Versum’s credit rating; the parties’ ability to meet expectations regarding the timing and completion of the proposed transaction; delays in obtaining any approvals required for the proposed transaction or an inability to obtain them on the terms proposed or on the anticipated schedule; the impact of indebtedness incurred by Merck KGaA, Darmstadt, Germany, in connection with the proposed transaction; the effects of the business combination of Versum and Merck KGaA, Darmstadt, Germany, including the combined company’s future financial condition, operating results, strategy and plans; and other factors discussed in Merck KGaA, Darmstadt, Germany’s public reports which are available on the Merck KGaA, Darmstadt, Germany, website at www.emdgroup.com or in Versum’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) for the fiscal year ended on September 30, 2018 and Versum’s other filings with the SEC, which are available at http://www.sec.gov and Versum’s website at www.versummaterials.com. Except as otherwise required by law, Merck KGaA, Darmstadt, Germany, assumes no liability whatsoever to update these forward-looking statements or to conform them to future events or developments. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Important Information and Where to Find It

This communication relates to the proposed merger transaction involving Versum and Merck KGaA, Darmstadt, Germany. In connection with the proposed merger, Versum filed a preliminary proxy statement on Schedule 14A (the “Preliminary Proxy Statement”) with the SEC on April 26, 2019. Versum and Merck KGaA, Darmstadt, Germany, intend to file additional relevant materials with the SEC, including Versum’s proxy statement in definitive form (the “Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the Preliminary Proxy Statement, the Proxy Statement or any other document that Versum or Merck KGaA, Darmstadt, Germany, has filed or may file with the SEC or send to Versum’s stockholders in connection with the proposed merger. STOCKHOLDERS OF VERSUM ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, http://www.sec.gov, or Versum’s website at http://investors.versummaterials.com or by phone at 484-275-5907.

Participants in Solicitation

Versum, Merck KGaA, Darmstadt, Germany, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Versum common stock in respect of the proposed transaction. Information about the directors and executive officers of Versum is set forth in the Preliminary Proxy Statement, Versum’s Annual Report on Form 10-K for the fiscal year ended September 30, 2018, which was filed with the SEC on November 21, 2018, and the proxy statement for Versum’s 2019 annual meeting of stockholders, which was filed with the SEC on December 20, 2018. Information about the directors and executive officers of Merck KGaA, Darmstadt, Germany, is set forth on Schedule I of the Schedule 14A filed by Merck KGaA, Darmstadt, Germany, with the SEC on March 22, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Customer Talking Points

•	Hi, [Name]. This is [Name] from Merck KGaA, Darmstadt, Germany.

•	As you may have seen, Merck KGaA, Darmstadt, Germany signed a definitive agreement to acquire Versum Materials

•	Versum is an innovation-driven electronic materials company providing high-purity process chemicals, gases and equipment for semiconductor manufacturing

•	Versum is one of the world’s leading suppliers of next-generation CMP slurries, ultra-thin dielectric and metal film precursors, formulated cleans and etching products, and delivery equipment that has revolutionized the semiconductor industry

•	Our combined businesses will create a complementary portfolio of materials, equipment and services for the semiconductors industry, enabling us to better address your needs

•	With this transaction, we are now optimally positioned to capitalize on long-term growth trends in the electronic materials industry, creating compelling value and long-term benefits for all of our stakeholders, especially our customers

•	Our combined business will lead to increased scale, product, and services depth globally

•	Our collective R&D expertise will further drive and accelerate leading-edge innovation and product diversification to advance your technology needs

•	In addition, we will jointly strengthen our global supply chain along with supply quality and reliability to serve you better

•	The transaction is expected to close in the second half of 2019, subject to regulatory clearances and other customary closing conditions

•	We have begun integration planning in parallel as we wait for these clearances

•	Until closing, we will operate as separate entities. Nothing changes til then, it is business as usual for us and we remain committed to delivering innovative high-tech materials and solutions

•	We are excited about the future and we ask for your continued trust and strong partnership during the closing process

•	We will keep you posted on further developments

•	If you’ve any further questions, please do reach out to us

•	Thank you for your support

Customer Q&A

1.	What does this transaction mean for customers?
•	We believe this combination will significantly strengthen our business and create a complementary portfolio of materials, equipment and services for the semiconductors industry
•	Our combined business will increase scale, product and service depth, enhance global presence and strengthen supply chain, supply quality and reliability
•	Our collective R&D expertise will further drive and accelerate leading-edge innovation and product diversification to advance your technology needs

•	All this will enable us to serve you better

2.	Will there be changes in the portfolio?
•	We do not anticipate any changes. Our portfolios complement each other and with our combined strengths, we will be able to offer a diverse range of products and benefits that will help us serve you better.

3.	Will the transaction impact pricing? Will there be any changes to customers’ existing contracts?
•	We do not anticipate significant changes to our pricing structure and we will honor all existing contracted pricing.

4.	Will customers’ points of contact at Merck KGaA, Darmstadt, Germany change?
•	All points of contact will remain the same through the closing of the transaction.
•	Afterward, if there are any changes, we will inform you well in advance.

5.	What are the next steps in the process?
•	We are waiting for regulatory clearances and other customary closing conditions
•	The integration planning process has begun while we wait for these clearances
•	Until the transaction closes, it is business as usual, and both Merck KGaA, Darmstadt, Germany and Versum will continue to operate as separate companies
•	There’s no immediate impact on our relations and we look forward to continuing our excellent collaboration
•	We will keep you posted on further developments

6.	Where can customers get more information? Who can answer questions I may have?
•	If you have additional questions, please feel free to get in touch with your regular Merck KGaA, Darmstadt, Germany contact person

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain forward-looking statements based on current assumptions and forecasts made by Merck KGaA, Darmstadt, Germany, management. Various known and unknown risks, uncertainties and other factors could lead to material differences between the actual future results, financial situation, development or performance of the company and the estimates given here. These factors include the following: Merck KGaA, Darmstadt, Germany’s ability to successfully complete the proposed acquisition of Versum Materials, Inc. (“Versum”) or realize the anticipated benefits of the proposed transaction in the expected time-frames or at all; Merck KGaA, Darmstadt, Germany’s ability to successfully integrate Versum’s operations into those of Merck KGaA, Darmstadt, Germany; such integration may be more difficult, time-consuming or costly than expected; the failure to obtain Versum’s stockholders’ approval of the proposed transaction; the failure of any of the conditions to the proposed transaction to be satisfied; revenues following the proposed transaction may be lower than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the proposed transaction; the retention of certain key employees at Versum; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; the outcome of any legal proceedings related to the proposed transaction; the impact of the proposed transaction on Versum’s credit rating; the parties’ ability to meet expectations regarding the timing and completion of the proposed transaction; delays in obtaining any approvals required for the proposed transaction or an inability to obtain them on the terms proposed or on the anticipated schedule; the impact of indebtedness incurred by Merck KGaA, Darmstadt, Germany, in connection with the proposed transaction; the effects of the business combination of Versum and Merck KGaA, Darmstadt, Germany, including the combined company’s future financial condition, operating results, strategy and plans; and other factors discussed in Merck KGaA, Darmstadt, Germany’s public reports which are available on the Merck KGaA, Darmstadt, Germany, website at www.emdgroup.com or in Versum’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) for the fiscal year ended on September 30, 2018 and Versum’s other filings with the SEC, which are available at http://www.sec.gov and Versum’s website at www.versummaterials.com. Except as otherwise required by law, Merck KGaA, Darmstadt, Germany, assumes no liability whatsoever to update these forward-looking statements or to conform them to future events or developments. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Important Information and Where to Find It

This communication relates to the proposed merger transaction involving Versum and Merck KGaA, Darmstadt, Germany. In connection with the proposed merger, Versum filed a preliminary proxy statement on Schedule 14A (the “Preliminary Proxy Statement”) with the SEC on April 26, 2019. Versum and Merck KGaA, Darmstadt, Germany, intend to file additional relevant materials with the SEC, including Versum’s proxy statement in definitive form (the “Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the Preliminary Proxy Statement, the Proxy Statement or any other document that Versum or Merck KGaA, Darmstadt, Germany, has filed or may file with the SEC or send to Versum’s stockholders in connection with the proposed merger. STOCKHOLDERS OF VERSUM ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, http://www.sec.gov, or Versum’s website at http://investors.versummaterials.com or by phone at 484-275-5907.

Participants in Solicitation

Versum, Merck KGaA, Darmstadt, Germany, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Versum common stock in respect of the proposed transaction. Information about the directors and executive officers of Versum is set forth in the Preliminary Proxy Statement, Versum’s Annual Report on Form 10-K for the fiscal year ended September 30, 2018, which was filed with the SEC on November 21, 2018, and the proxy statement for Versum’s 2019 annual meeting of stockholders, which was filed with the SEC on December 20, 2018. Information about the directors and executive officers of Merck KGaA, Darmstadt, Germany, is set forth on Schedule I of the Schedule 14A filed by Merck KGaA, Darmstadt, Germany, with the SEC on March 22, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Supplier email:

Combination with Versum Materials

Dear (Name),

On April 12, Merck KGaA, Darmstadt, Germany signed a definitive agreement to acquire Versum Materials. Our combined businesses will create a complementary portfolio of materials, equipment and services for the semiconductors industry. With this transaction, we expect to significantly strengthen our business becoming a leading semiconductor materials company in the world.

We received lots of positive feedback and reactions regarding this expected acquisition. We are now optimally positioned to capitalize on long-term growth trends in the electronic materials industry, creating compelling value and long-term benefits for all of our stakeholders. Our combined business will increase scale, product and service depth, enhance global presence and strengthen supply chain, supply quality and reliability. Our collective R&D expertise will further drive and accelerate leading-edge innovation and product diversification.

The transaction is expected to close in the second half of 2019, subject to regulatory clearances and other customary closing conditions. We have begun integration planning in parallel as we wait for these clearances. Until closing, we will operate as separate entities. Nothing changes til then, it is business as usual for us.

A big Thank You for your strong support and partnership. We will keep you posted on further developments.

If you have any additional questions, please do not hesitate to contact us.

Thank you!

Anand Nambiar

Head – Semiconductor Solutions

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain forward-looking statements based on current assumptions and forecasts made by Merck KGaA, Darmstadt, Germany, management. Various known and unknown risks, uncertainties and other factors could lead to material differences between the actual future results, financial situation, development or performance of the company and the estimates given here. These factors include the following: Merck KGaA, Darmstadt, Germany’s ability to successfully complete the proposed acquisition of Versum Materials, Inc. (“Versum”) or realize the anticipated benefits of the proposed transaction in the expected time-frames or at all; Merck KGaA, Darmstadt, Germany’s ability to successfully integrate Versum’s operations into those of Merck KGaA, Darmstadt, Germany; such integration may be more difficult, time-consuming or costly than expected; the failure to obtain Versum’s stockholders’ approval of the proposed transaction; the failure of any of the conditions to the proposed transaction to be satisfied; revenues following the proposed transaction may be lower than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the proposed transaction; the retention of certain key employees at Versum; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; the outcome of any legal proceedings related to the proposed transaction; the impact of the proposed transaction on Versum’s credit rating; the parties’ ability to meet expectations regarding the timing and completion of the proposed transaction; delays in obtaining any approvals required for the proposed transaction or an inability to obtain them on the terms proposed or on the anticipated schedule; the impact of indebtedness incurred by Merck KGaA, Darmstadt, Germany, in connection with the proposed transaction; the effects of the business combination of Versum and Merck KGaA, Darmstadt, Germany, including the combined company’s future financial condition, operating results, strategy and plans; and other factors discussed in Merck KGaA, Darmstadt, Germany’s public reports which are available on the Merck KGaA, Darmstadt, Germany, website at www.emdgroup.com or in Versum’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) for the fiscal year ended on September 30, 2018 and Versum’s other filings with the SEC, which are available at http://www.sec.gov and Versum’s website at www.versummaterials.com. Except as otherwise required by law, Merck KGaA, Darmstadt, Germany, assumes no liability whatsoever to update these forward-looking statements or to conform them to future events or developments. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Important Information and Where to Find It

This communication relates to the proposed merger transaction involving Versum and Merck KGaA, Darmstadt, Germany. In connection with the proposed merger, Versum filed a preliminary proxy statement on Schedule 14A (the “Preliminary Proxy Statement”) with the SEC on April 26, 2019. Versum and Merck KGaA, Darmstadt, Germany, intend to file additional relevant materials with the SEC, including Versum’s proxy statement in definitive form (the “Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the Preliminary Proxy Statement, the Proxy Statement or any other document that Versum or Merck KGaA, Darmstadt, Germany, may file with the SEC or send to Versum’s stockholders in connection with the proposed merger. STOCKHOLDERS OF VERSUM ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING ALL PROXY MATERIALS, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, http://www.sec.gov, or Versum’s website at http://investors.versummaterials.com or by phone at 484-275-5907.

Participants in Solicitation

Versum, Merck KGaA, Darmstadt, Germany, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Versum common stock in respect of the proposed transaction. Information about the directors and executive officers of Versum is set forth in the Preliminary Proxy Statement, Versum’s Annual Report on Form 10-K for the fiscal year ended September 30, 2018, which was filed with the SEC on November 21, 2018, and the proxy statement for Versum’s 2019 annual meeting of stockholders, which was filed with the SEC on December 20, 2018. Information about the directors and executive officers of Merck KGaA, Darmstadt, Germany, is set forth on Schedule I of the Schedule 14A filed by Merck KGaA, Darmstadt, Germany, with the SEC on March 22, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

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